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                                                                  EXHIBIT 10.12
                       FOURTH LOAN MODIFICATION AGREEMENT
                                   (EXIM LINE)

         This Fourth Loan Modification Agreement (Exim Line) is entered into as of February 28, 2001, by and between OPEN MARKET, INC., a Delaware corporation ("Open Market"), with its chief executive offices located at 1 Wayside Road, Burlington, Massachusetts 01803 and FUTURETENSE, INC., a Delaware corporation ("FutureTense"), with its chief executive offices located at 1 Wayside Road, Burlington, Massachusetts 01803 (jointly and severally, the "Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, MA 02462, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of September 26, 1997, evidenced by, among other documents,
(i) a certain Export-Import Bank Loan and Security Agreement between Open Market, Folio Corporation ("Folio") and Bank dated September 26, 1997, as amended by a First Loan Modification Agreement (Exim Line) dated December 30, 1998, a Second Loan Modification Agreement (Exim Line) dated October 22, 1999, an Assumption Agreement by FutureTense, Inc. dated December 12, 2000, a Third Loan Modification Agreement (Exim Line) between Borrower and Bank dated December 12, 2000, as further amended hereby (as amended, the "Loan Agreement" or the "Exim Agreement"), (ii) a certain Revolving Promissory Note (Export-Import Line) dated February 28, 2001 in the maximum principal amount of Six Million Dollars ($6,000,000.00) (the "Note"), and (iii) a certain Borrower Agreement dated February 28, 2001 (the "Borrower Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. Modification(s) to Loan Agreement.

      1. The Loan Agreement shall be amended by deleting the following text appearing as recital paragraph (A) on Page 1 thereof:

                "Borrower and Bank are parties to that certain Loan and Security Agreement dated September 26, 1997 originally entered into by and between Open Market, Folio Corporation ("Folio") and Bank, as amended by a certain First Loan Modification Agreement dated March 20, 1998, a certain Second Loan Modification Agreement dated December 30, 1998, a certain Third Loan Modification Agreement dated October 22, 1999, a certain Assumption Agreement by FutureTense, Inc. dated December 12, 2000, and a certain Fourth Loan Modification Agreement dated December 12, 2000, as may be further amended from time to time (as amended, the "Domestic Agreement"), together with related documents."

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          and inserting in lieu thereof the following:

                "Borrower and Bank are parties to that certain Loan and Security Agreement dated February 28, 2001, as may be amended from time to time (the "Domestic Agreement"), together with related documents."

      2. The Loan Agreement shall be amended by incorporating into the definition of "Exim Eligible Foreign Accounts" in Section 1.1 the following text to appear immediately after paragraph (q) thereof:

                "(r) Accounts derived from foreign maintenance agreements."

      3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                ""Exim Loan Documents" means, collectively, this Exim Agreement, the Domestic Loan Documents, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Exim Agreement, all as amended or extended from time to time."

          and inserting in lieu thereof the following:

                ""Exim Loan Documents" means, collectively, this Exim Agreement, the Domestic Loan Documents, the Factoring Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Exim Agreement, all as amended or extended from time to time."

      4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                ""Exim Maturity Date" means the earliest of (i) the Maturity Date under the Domestic Loan Documents, or (ii) January 15, 2001."

          and inserting in lieu thereof the following:

                ""Exim Maturity Date" means the earliest of (i) the Maturity Date under the Domestic Loan Documents, or (ii) February 28, 2002."

      5. The Loan Agreement shall be amended by deleting the following text appearing as the last sentence of the first paragraph of Section 2.1.1 thereof:

                "For purposes of this Exim Agreement, "Borrowing Base" shall mean an amount equal to ninety percent (90%) of the Exim Eligible Foreign Accounts."

          and inserting in lieu thereof the following:

                "For purposes of this Exim Agreement, "Borrowing Base" shall mean an amount equal to: (i) ninety percent (90%) of Exim Eligible Foreign

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                Accounts generated by Open Market, PLUS (ii) ninety percent
                (90%) of Exim Eligible Foreign Accounts generated by FutureTense, PLUS (iii) sixty percent (60%) of Borrower's eligible "foreign maintenance" Accounts (as determined by Bank) less than sixty (60) days from due date PROVIDED, HOWEVER, the aggregate availability under this Exim Agreement generated by the Borrower's Exim Eligible Foreign Accounts (and by "foreign maintenance accounts") and under the Domestic Agreement generated by the Borrower's Eligible Receivables (and by "domestic maintenance accounts") which are owed by the "Dot.Com" entities (as determined by Bank) shall not exceed $1,000,000.00.

                IN ADDITION TO THE BORROWING LIMITATIONS CONTAINED IN THE DEFINITIONS OF THE BORROWING BASE AND EXIM COMMITTED LINE AND IN THIS EXIM AGREEMENT, THE MAXIMUM AMOUNT OF ADVANCES HEREUNDER SHALL BE SUBJECT TO EACH OF THE FOLLOWING:

                      (A) Prior to the earlier of: (i) the occurrence of a Capital Event (as defined in the Domestic Agreement), or
                      (ii) March 15, 2001, the outstanding Obligations (including, without limitation, those arising under this Exim Agreement, the Domestic Agreement and the Factoring Agreement) shall not exceed at any time $4,000,000.00.

                      (B) The outstanding Obligations (including, without limitation, those arising under this Exim Agreement, the Domestic Agreement and the Factoring Agreement) shall not exceed at any time the result of the following: (i) the Borrowing Base under the Domestic Agreement, PLUS (ii) the lesser of: (a) the EXIM Committed Line, or (b) the Borrowing Base under this Exim Agreement, MINUS (iii) $6,000,000.00.

                      (C) [Intentionally Deleted]

      6. The Loan Agreement shall be amended by deleting in its entirety the following text appearing as paragraph (a) of Section 2.3 thereof:

                "(a) INTEREST RATE. Except as specified to the contrary in any Loan Document, any Advances under this Exim Agreement shall bear interest, on the average daily balance thereof, at a per annum rate equal to the aggregate of the Prime Rate, PLUS One Percent (1.0%)."

          and inserting in lieu thereof the following:

                "(a) INTEREST RATE. Except as specified to the contrary in any Loan Document, any Advances under this Exim Agreement shall bear interest, on the average daily balance thereof, at a per annum rate equal to the aggregate of the Prime Rate, PLUS Two Percent (2.0%)."

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      7.  The Loan Agreement shall be amended by incorporating into Section 2.5 entitled "Fees" the following text to appear immediately after paragraph (c) thereof:

                "(d) UNUSED LINE FEE. In the event, in any calendar month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Advances outstanding during the month is less than the amount of the Exim Committed Line, Borrower shall pay Bank an unused line fee in an amount equal to 0.50% per annum on the difference between the amount of the Exim Committed Line and the average daily principal balance of the Advances outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

                (e) PREPAYMENT FEE. If the Obligations are voluntarily or involuntarily prepaid or if this Exim Agreement is otherwise terminated prior to its maturity, the Borrower shall pay to Bank a termination fee in the amount equal to 1% of the Exim Committed Line, provided that no such termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of the Bank. The termination fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Bank in the event of involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations."

      8. The Collateral under the Exim Agreement shall been amended to include, without limitation, the Collateral under the Domestic Agreement, as amended of even date.

      9. The Bank may place a "hold" on any deposit account, operating account and any other account pledged as Collateral upon and during the continuance of an Event of Default.

      10. It is expressly acknowledged and agreed that the security interest created in this Exim Agreement in all of the Collateral (with the exception of Exim Eligible Foreign Accounts, but only to the extent any Advances are actually made by the Bank to the Borrower based upon such Exim Eligible Foreign Accounts), is subject to and subordinate to the security interest granted to the Bank in the Domestic Agreement with respect to the Collateral.

      11. The Borrower acknowledges, confirms and agrees that its representations, warranties and covenants with respect to the Domestic Loan Documents under Sections 5.1, 6.1, 7.1 of this Exim Agreement (including, without limitation, the financial covenants and reporting requirements appearing in the Schedule to the Domestic Agreement), and all such other representations, warranties and covenants with respect to the Domestic Loan Documents appearing in the Exim Agreement, remain in full force and effect. The Borrower acknowledges, confirms and agrees that it shall continue to comply with all such representations, warranties and covenants described in the foregoing sentence notwithstanding

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          any termination of the Domestic Loan Documents or the repayment of all obligations under the Domestic Loan Documents.

      12. The Loan Agreement shall be amended by deleting in its entirety the following text appearing as Section 8.2 thereof:

                "8.2 COVENANT DEFAULT; CROSS DEFAULT. If Borrower fails or neglects to perform, keep, or observe any material term, provision, condition, covenant, or agreement contained in this Exim Agreement, in any of the Domestic Loan Documents, the Borrower Agreement or the Exim Loan Documents, or an Event of Default occurs under any of the Domestic Loan Documents or the Borrower Agreement; or"

          and inserting in lieu thereof the following:

                "8.2 COVENANT DEFAULT; CROSS DEFAULT. If Borrower fails or neglects to perform, keep, or observe any material term, provision, condition, covenant, or agreement contained in this Exim Agreement, in any of the Domestic Loan Documents, the Borrower Agreement or the Exim Loan Documents, or an Event of Default occurs under any of the Domestic Loan Documents or the Borrower Agreement, or any default under a certain Accounts Receivable Purchase Agreement between Bank, Open Market, Inc. and Folio Corporation dated December 27, 2000 (the "Factoring Agreement"); or"

      13. Any Event of Default under the Domestic Agreement, including, without limitation, those described in Section 7 thereof, shall be an Event of Default under the Exim Agreement, notwithstanding any termination of the Domestic Loan Documents and the repayment of all obligations under the Domestic Loan Documents.

      14. In addition to the rights and remedies of Bank described in the Exim Agreement, the rights and remedies of Bank under the Exim Agreement shall include all rights and remedies under the Domestic Agreement, including, without limitation, those described in Section 7 thereof, notwithstanding any termination of the Domestic Loan Documents and the repayment of all obligations under the Domestic Loan Documents.

      15. The Exim Agreement, as amended hereby, and all acts and transactions thereunder and all rights and obligations of Bank and Borrower shall be governed by the laws of the Commonwealth of Massachusetts, except that, with respect to Borrower's general, special, operating or other deposit accounts with the Bank, the Exim Agreement and all rights and remedies of Bank relating to such accounts shall be governed by the laws of the State of California.

      16. FutureTense hereby acknowledges and confirms its grant of a security interest to Bank in all of its right, title and interest in the "Collateral" defined in the Loan Agreement, as amended, and hereby affirmatively grants a security interest in such Collateral to the Bank to secure all Obligations under the Loan Agreement, as amended hereby.

      17. On or before the date of this Amendment, the Borrower shall: (i) transfer all primary operating accounts and cash management services to the Bank, and (ii) terminate any lock box arrangement with any other institution and enter into a

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          lock box arrangement with the Bank on terms satisfactory to the Bank pursuant to which all amounts payable to the Borrower shall be directed to the Bank. Any failure by Borrower to perform any requirement of this paragraph shall be an Event of Default under the Loan Agreement, as amended hereby.

      18. On or before the date of this Amendment, all bank and investment accounts, cash, investment property and securities of Open Market Securities, Inc., a Massachusetts subsidiary of Open Market, Inc., shall be maintained and deposited with the Bank on terms acceptable to Bank as collateral under a certain Security Agreement granted by Open Market Securities, Inc. to Bank. Any failure by Borrower to perform any requirement of this paragraph shall be an Event of Default under the Loan Agreement, as amended hereby.

4. FEE. Borrower shall pay to Bank a fee for the modification of the export-import line equal to Ninety Thousand Dollars ($90,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

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         This Loan Modification Agreement is executed as of the date first written above.

                                        ("BORROWER")

                                        OPEN MARKET, INC.

                                        By: /s/ Edward Durkin
                                            -----------------------------------
                                        Name: Edward Durkin
                                             ----------------------------------
                                        Title: Chief Financial Officer
                                              ---------------------------------

                                        FUTURETENSE, INC.

                                        By: /s/ Edward Durkin
                                            -----------------------------------
                                        Name: Edward Durkin
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------

                                        ("BANK")

                                        SILICON VALLEY BANK, doing business as
                                        SILICON VALLEY EAST

                                        By: /s/ John Atanasoff
                                            -----------------------------------
                                        Name: John Atanasoff
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        SILICON VALLEY BANK

                                        By: /s/ John Atanasoff
                                            -----------------------------------
                                        Name: John Atanasoff
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                              (signed in Santa Clara County,
                                               California)

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